Exhibit 99.2

Supplemental Financial Information Presentation

Q1 2015

April 29, 2015

Information is as of March 31, 2015 except as otherwise noted.

It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.

Legal Disclaimer COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.

The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and other periodic reports filed with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 3 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on slide 17.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.

Past performance is not indicative nor a guarantee of future returns.

Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI.

Apollo Commercial Real Estate Finance, Inc.

2015 First Quarter Earnings Call

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

April 29, 2015

Stuart Rothstein

Chief Executive Officer and President

Scott Weiner

Chief Investment Officer of the Manager

Megan Gaul

Chief Financial Officer, Treasurer and Secretary

Hilary Ginsberg

Investor Relations Manager

ARI – Financial Summary COMMERCIAL REAL ESTATE FINANCE, INC. (“ ARI”)

($ amounts in thousands, except per share data) Three Months Ended

Income Statement March 31, 2015 March 31, 2014% Change

Interest income $ 40,036 $ 21,160 89.2%

Interest expense $(11,482) $(1,757) 553.5%

Net interest income $ 28,554 $ 19,403 47.2%

Operating earnings(1) $ 22,222 $ 13,991 58.8%

Operating earnings per share(1) $ 0.44 $ 0.37 18.9%

Diluted weighted average shares of common

stock outstanding 50,171,687 37,341,050 34.4%

Balance sheet March 31, 2015 December 31, 2014% Change

Investments at amortized cost (2) $ 1,810,968 $ 1,618,623 11.9%

Net equity in investments at cost $ 1,236,026 $ 1,026,556 20.4%

Common stockholders’ equity $ 960,232 $ 768,819 24.9%

Preferred stockholders’ equity $ 86,250 $ 86,250 -

Outstanding repurchase agreement borrowings $ 575,433 $ 622,194 -7.5%

Convertible senior notes $ 246,881 $ 246,464 0.2%

Debt to common equity(3) 0.9x 1.2x

Fixed charge coverage(4) 2.7x 2.8x

(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income, (iii) unrealized income from unconsolidated joint venture; (iv) foreign currency gains/losses (v) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders” equity in accordance with GAAP. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.

(2) Includes Commercial Mortgage-Backed Securities, (“CMBS”) held-to-maturity, which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At March 31, 2015, ARI had one such participation sold with a carrying amount of $89,678. Subordinate loans also are net of a participation sold in February 2015. At March 31, 2015, this participation sold had a face amount of £20,000 and a carrying amount of $29,636.

(3) Debt to common equity is net of participations sold.

(4) Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

ARI – Historical Financial Overview

Operating Earnings ($000s)[1]


$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$8,277
$7,643
$7,086
$5,047
$7,376
$9,218
$8,526
$8,796
$14,488
$13,272
$11,721
$11,963
$21,179
$20,768
$18,045
$13,991
$22,222
2011
2012
2013
2014
2015

Operating Earnings per Share of Common Stock[1]


$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$0.39
$0.38
$0.40
$0.29
$0.27
$0.44
$0.41
$0.42
$0.39
$0.35
$0.31
$0.39
$0.45
$0.44
$0.42
$0.37
$0.44
2011
2012
2013
2014
2015

Net Interest Income ($000s)


$105,000
$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$0
$10,946
$10,236
$9,683
$7,599
$12,303
$13,236
$11,951
$11,187
$20,021
$18,786
$17,233
$17,067
$27,049
$26,570
$23,784
$19,403
$28,554
2011
2012
2013
2014
2015

Dividends per Share of Common Stock


$2.00
$1.60
$1.20
$0.80
$0.40
$0.00
$0.40
$0.40
$0.40
$0.40
$0.44
2011
2012
2013
2014
2015

(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income, (iii) unrealized income from unconsolidated joint venture; (iv) foreign currency gains (losses); and (v) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders' equity in accordance with GAAP. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.

4

ARI – Q1 Financial Highlights COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Financial Results & Earnings Per Share

§ Operating Earnings for the quarter ended March 31, 2015 of $22.2 million, or $0.44 per diluted share of common stock, an 18.9% per share increase as compared to Operating Earnings of $14.0 million, or $0.37 per diluted share of common stock for the quarter ended March 31, 2014(1)

– Net interest income of $28.6 million

– Total expenses of $5.7 million, comprised of management fees of $3.3 million, G&A of $1.3 million and equity-based compensation of $1.1 million

– Net income available to common stockholders for the quarter ended March 31, 2015 of $23.7 million, or $0.47 per diluted share of common stock

Dividends

§ Declared a divided of $0.44 per share of common stock for the quarter ending March 31, 2015, a 10% increase from the prior quarter § Declared a dividend of $0.44 per share of common stock for the quarter ending June 30, 2015

“ 10.2% annualized dividend yield based on $17.23 closing price on April 27, 2015

§ Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock of $0.5391 per share for stockholders of record on March 31, 2015

Book Value

§ GAAP book value of $16.44 per share as of March 31, 2015

(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income (iii) unrealized income from unconsolidated joint venture; (iv) foreign currency gains/(losses); and (v) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders” equity in accordance with GAAP.Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP Net Income and GAAP Net Income per share.

ARI – Q1 New Investments and Fundings COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Summary of New Investments

Quarter Ended

3/31/2015

Number of Loans Closed 3

Capital Committed to New Loans ($ in thousands) $195 million

Capital Deployed in New Loans ($ in thousands) $175 million

Fixed Rate %/Floating Rate %(1) 10%/90%

First Mortgage %/Subordinate Loan %(1) 47%/53%

Weighted Average Loan-to-Value 64.0%

Weighted Average Levered IRR(2) 15.0%

Funding of Previously Closed Loans $40 million

(1) Based upon committed amount of loan.

(2) The Internal Rate of Return (“IRR”) for the investments shown in this presentation reflect the returns underwritten by ACREFI Management, LLC, the Company’s external manager (the “Manager”), calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown above. See “Item 1A“Risk Factors“The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

ARI – Commercial Real Estate Debt Portfolio Overview

Asset Type ($000s)	Amortized Cost	Borrowings	Equity at Cost[1]	Remaining Weighted Average Life (years)[2]	Current Weighted Average Underwritten IRR[3]	Levered Weighted Average Underwritten IRR[3][4]
First Mortgage Loans	$ 563,390	$ 141,528	$ 421,862	3.2	11.0%	16.4%
Subordinate Loans[5][6]	736,838	1	707,201	3.5	13.0	13.1
CMBS	510,740	433,904	106,963	2.1	16.2	16.2
Investments at March 31, 2015	**$ 1,810,968**	**$ 575,433**	**$ 1,236,026**	**3.0 Years**	**12.6%**	**14.2%**

(1) CMBS includes $30.1 million of restricted cash related to the Company's master repurchase agreement with UBS AG (the "UBS Facility").

(2) Remaining Weighted Average Life assumes all extension options are exercised.

(3) The underwritten IRR for the investments shown in this table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.

(4) The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the Company re-borrowing approximately $184,261 in total under the JPMorgan Facility or any replacement facility with similar terms. Without such re-borrowing, the levered weighted average underwritten IRRs will be as indicated in the current weighted average underwritten IRR column above.

(5) Subordinate loans include CMBS, held-to-maturity, which represents a loan the Company closed during May 2014 that was subsequently contributed to a securitization during August 2014. During May 2014, the Company closed a $155,000 floating-rate whole loan secured by the first mortgage and equity interests in an entity that owns a resort hotel in Aruba. During June 2014, the Company syndicated a $90,000 senior participation in the loan and retained a $65,000 junior participation. During August 2014, both the $90,000 senior participation and the Company's $65,000 junior participation were contributed to a CMBS securitization. In exchange for contributing its $65,000 junior participation, the Company received a CMBS secured solely by the $65,000 junior participation. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At March 31, 2015, ARI had one such participation sold with a carrying amount of $89,678.

(6) Subordinate loans also are net of a participation sold during February 2015. The Company presents the participations sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At March 31, 2015, the Company had one such participation sold with a face amount of £20,000 and a carrying amount of $29,636.

7

ARI – Commercial Real Estate Debt Portfolio Overview COMMERCIAL REAL ESTATE FINANCE, INC. (“ ARI”)

Net Invested Equity at Amortized Cost Basis(1)

CMBS

9%

Subordinate Loans

57% First Mortgage

Loans

34%

Property Type by Net Equity(1) Geographic Diversification by Net Equity(1)

Securities International

9% 15%

Residential -

Residential—for rental

sale 13% Southwest

35% 3% New York City

38%

Industrial West

3% 10%

Hotel Midwest

16% 10%

Retail Northeast (excluding

7% Mixed Use NYC)

Ski Resort Office 2% Mid-Atlantic Securities 3%

4% Healthcare 3% 9% Southeast 9%

8% 3%

(1) one Subordinate such participation loans include sold CMBS, with a carrying held-to-maturity amount which of $89,678. are net Subordinate of a participation loans also sold are during net June of a participation 2014. ARI presents sold in February the participation 2015. At sold March as both 31, assets 2015, and this non-recourse participation sold liabilities had a because face amount the participation of £20,000 and does a carrying not qualify amount as a sale of $ according 29,636. to GAAP. At March 31, 2015, ARI had 8

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

ARI – Loan Portfolio - Maturity and Type

Fully Extended Loan Maturities and Future Fundings (1)(2)(3)(4)


($ in Millions)
$600
$500
$400
$300
$200
$100
$0
$134.1
$220.7
$164.7
$36.9
$277.7
$145.3
$516.9
$208.8
$50.0
$30.2
$32.0
2015
2016
2017
2018
2019
2020
2021
2022
2023
Fully extended maturity
Future funding commitment

Loan Position and Rate Type(1)(3)


Senior Loan Fixed 14%
Subordinate Loan Fixed 25%
Subordinate Loan Floating 30%
Senior Loan Floating 31%

61% Floating Rate/39% Fixed Rate

(1) *Based upon Face Amount of Loans; Does not include CMBS, but does include CMBS, held-to-maturity.*
(2) *Maturities reflect the fully funded amounts of the loans.*
(3) *Subordinate loans include CMBS, held-to-maturity which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At March 31, 2015, ARI had one such participation sold with a carrying amount of $89,678. Subordinate loans also are net of a participation sold in February 2015. At March 31, 2015, this participation sold had a face amount of £20,000 and a carrying amount of $29,636.*
(4) *Future funding dates are based upon the Manager's projections and are subject to change.*

9

COMMERCIAL REAL ESTATE FINANCE, INC. (“ ARI”)

ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)

First Mortgage Loans

Balance at 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Description ($ in thousands) Location 3/31/2015 Starting LTV Ending LTV

First Mortgage—Destination homes Various $ 100,046 0% 49%

First Mortgage—Retail New York $ 72,550 0% 57%

First Mortgage—Pre-development loan New York $ 67,300 0% 58%

First Mortgage—Multifamily North Dakota $ 57,167 0% 72%

First Mortgage—Destination homes New York/Hawaii $ 50,000 0% 75%

First Mortgage—Condo development Maryland $ 50,000 0% 65%

First Mortgage—Multifamily New York $ 34,500 0% 72%

First Mortgage—Hotel Pennsylvania $ 34,000 0% 65%

First Mortgage—Condo conversion(1) New York $ 34,015 0% 30%

First Mortgage—Retail Ohio $ 25,000 0% 55%

First Mortgage—Hotel Maryland $ 24,489 0% 65%

First Mortgage—Condo development Maryland $ 21,000 0% 66%

Total/Weighted Average $ 570,067 60%

Subordinate Financings

Balance at

Description ($ in thousands) Location 3/31/2015 Starting LTV Ending LTV 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Subordinate—Condo development (2) New York $ 78,900 32% 47%

Subordinate—Resort hotel(3) Aruba $ 65,000 35% 60%

Subordinate—Condo construction New York $ 59,027 50% 60%

Subordinate—Healthcare portfolio UK $ 51,150 51% 70%

Subordinate—Pre-development loan(4) London $ 50,958 45% 78%

Subordinate—Healthcare portfolio Various $ 50,000 57% 62%

Subordinate—Pre-development loan New York $ 44,000 48% 71%

Subordinate—Ski resort California $ 40,000 41% 66%

Subordinate—Hotel portfolio Various $ 33,511 43% 49%

Subordinate—Industrial portfolio Various $ 32,000 65% 72%

Subordinate—Condo conversion(1) New York $ 29,900 30% 56%

Subordinate—Hotel portfolio Minnesota $ 24,407 56% 68%

Subordinate—Mixed-use Pennsylvania $ 22,500 54% 69%

Subordinate—Hotel New York $ 20,000 50% 61%

Subordinate—Hotel California $ 20,000 58% 74%

Subordinate—Multifamily/Condo/Hotel(5) Various $ 19,500 79% 90%

Subordinate—Ski resort Montana $ 15,000 46% 59%

Subordinate—Multifamily New York $ 14,608 35% 47%

Subordinate—Office New York $ 14,000 61% 70%

Subordinate—Office Missouri $ 9,674 59% 69%

Subordinate—Office Michigan $ 8,795 41% 53%

Subordinate—Mixed-use North Carolina $ 6,525 62% 75%

Total/Weighted Average $ 709,455 64%

(1) Both loans are for the same property; Mezzanine loan ending LTV includes committed amount plus PIK. (2) LTV is based upon the committed amount plus PIK.

(3) This is CMBS, held-to-maturity and is net of a participation sold. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At March 31, 2015, this participation sold had a carrying amount of

$89,678. 10 (4) Based upon £32.1 face amount plus PIK converted to USD based upon the conversion rate on March 31, 2015.

(5) Ending LTV is based upon the committed amount of $19.5 million.

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. (" ARI")

ARI – CMBS Portfolio[(1)]

CUSIP	Description
92978PAJ8	WBCMT 2006-C29 AJ
07388QAH2	BSCMS 2007-PW17 AJ
07401DAH4	BSCMS 2007PW18 AJ
46625YVZ3	JPMCC 2005-CB13 AJ
50180CAG5	LBUBS 2006-C7 AJ
60688CAJ5	MLCFC 2007-9 AJ
05947US25	BACM 2005-3 AJ
61756UAJ0	MSC 2007-1Q16 AJ
46629YAH2	JPMCC 2007-CB18AJ
173311QAE0	CGCMT 2007-C6 AJFX

CUSIP	Description
59025KAG7	MLMT 2007-C1 AM
22546BAH3	CSMC 2007-C5 AM
36159XAH3	GECMC 2007-C1 AM
46627QBC1	JMPCC 2006-CB15 AM
46631BAJ4	JPMCC 2007-LD11 AM
14986DAJ9	CD 2006-CD3 AJ
17311QBN9	CGCMT 2007-C6 AJ
17313KAK7	CGCMT 2008-C7 AJ
20047QAH8	COMM 2006-C7 AJ
61755YAK0	MSC 2007-IQ15 AJ

	Face	Amortized Cost	Remaining Weighted Average Life with Extensions (years)	Estimated Fair Value	Debt	Net Equity at Cost[(2)]
CMBS – Total	$ 520,883	$ 510,740	2.1 Years	$ 520,449	$ 433,904	$ 106,963

(1) Does not include CMBS, held-to-maturity.
(2) Includes $30.1 million of restricted cash related to the UBS Facility

11

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. (" ARI")

Portfolio Metrics – Quarterly Migration Summary

Portfolio Metrics ($ in thousands)	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
(Investment balances represent amortized cost)					
First Mortgage Loans	$ 563,390	$ 458,520	$ 369,924	$ 343,810	$ 185,516
Subordinate Loans[1]	736,838	625,881	650,084	659,045	484,979
CMBS	510,740	534,222	511,445	339,724	173,174
Total Investments	$ 1,810,968	$ 1,618,623	$ 1,531,453	$ 1,342,579	$ 843,669
(Investment balances represent net equity, at cost)					
First Mortgage Loans	$ 421,862	$ 290,396	$ 247,202	$ 197,112	$ 185,513
Subordinate Loans[1]	707,201	625,881	650,084	659,045	484,979
CMBS	106,963 [4]	110,279 [4]	99,988 [5]	70,325 [4]	36,310 [4]
Net Equity in Investments at Cost	$ 1,236,026	$ 1,026,556	$ 997,274	$ 926,482	$ 706,802
Levered Weighted Average Underwritten IRR[2]	14.2% [6]	13.4% [6]	13.7% [6]	13.9% [6]	14.1% [6]
Weighted Average Duration	3.0 Years	3.2 Years	3.0 Years	3.2 Years	3.2 Years
Loan Portfolio Weighted Average Ending LTV[3]	62.0%	62.0%	58.0%	58.0%	58.0%
Borrowings Under Repurchase Agreements	$ 575,433	$ 622,194	$ 537,766	$ 446,224	$ 166,994
Convertible Senior Notes	$ 246,881	$ 246,464	$ 246,054	$ 139,362	$ 139,163
Debt-to-Common Equity	0.9x [7]	1.2x [7]	1.1x [7]	0.8x [7]	0.5x

(1) *Subordinate loans include CMBS, held-to-maturity which are net of a participation sold during June 2014. ARI presents the participation sold as both assets and non-recourse liabilities because the participation does not qualify as a sale according to GAAP. At March 31, 2015, ARI had one such participation sold with a carrying amount of $89,678. Subordinate loans also are net of a participation sold in February 2015. At March 31, 2015, this participation sold had a face amount of £20,000 and a carrying amount of $29,636.*

(2) *The underwritten IRR for the investments shown in this presentation reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans, the underwritten IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, and assumes no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance that the actual IRRs will equal the underwritten IRRs shown in the table. See "Item 1A—Risk Factors—The Company may not achieve its underwritten internal rate of return on its investments which may lead to future returns that may be significantly lower than anticipated" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time*

(3) *Does not include CMBS.*

(4) *Includes $30.1 million of restricted cash related to the UBS Facility.*

(5) *Includes $30.1 million of restricted cash related to the UBS Facility and $26.5 million related to investments purchased not yet settled.*

(6) *Represents an underwritten levered weighted average IRR. The Company's ability to achieve the underwritten levered weighted average IRR additionally depends upon the Company re-borrowing approximately $184,261 under the JPMorgan Facility or any replacement facility with similar terms with regard to its portfolio of first mortgage loans. Without such re-borrowing, the levered weighted average underwritten IRR will be lower than the amount shown above, as indicated in the current weighted average underwritten IRR column on slide 7.*

(7) *Net of participations sold.*

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Financing Overview COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

§ ARI had total borrowings outstanding of $575.4 million at March 31, 2015:

Weighted Average

Remaining Weighted

Facility ($000s) Debt Balance Maturity(1) Average Rate

UBS Facility $ 133,899 3.5 Years 2.7%

Deutsche Bank Facility 300,005 3.0 Years 3.7%

JPMorgan Facility 89,005 2.8 Years 2.4%

Goldman Sachs Loan 52,524 4.1 Years 3.7%

Total Borrowings at March 31, 2015 $575,433 3.0 Years 3.1%

(1) Assumes extension options on the UBS Facility are exercised.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Financials

Consolidated Balance Sheets COMMERCIAL REAL ESTATE FINANCE, INC. (“ ARI”)

(in thousands“except share and per share data)

March 31, 2015 December 31, 2014

Assets:(Unaudited)

Cash $ 39,962 $ 40,641

Restricted cash 30,127 30,127

Securities available-for-sale, at estimated fair value—17,105

Securities, at estimated fair value 520,449 522,730

Securities, held-to-maturity 154,446 154,283

Commercial mortgage loans, held for investment 563,390 458,520

Subordinate loans, held for investment 672,070 561,182

Investment in unconsolidated joint venture 18,901 37,016

Derivative instrument 1,026 4,070

Interest receivable 12,634 10,829

Deferred financing costs, net 9,090 7,444

Other assets 276 1,200

Total Assets $ 2,022,371 $ 1,845,147

Liabilities and Stockholders’ Equity

Liabilities:

Borrowings under repurchase agreements $ 575,433 $ 622,194

Convertible senior notes, net 246,881 246,464

Participations sold 119,314 89,584

Accounts payable and accrued expenses 3,319 7,578

Payable to related party 3,341 3,240

Dividends payable 27,601 21,018

Total Liabilities 975,889 990,078

Stockholders’ Equity:

Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2015 and 2014 ($86,250 aggregate liquidation preference) 35 35

Common stock, $0.01 par value, 450,000,000 shares authorized 58,413,205 and 46,900,442 shares issued and outstanding in 2015 and 2014, respectively 584 469

Additional paid-in-capital 1,062,064 868,035

Retained earnings (accumulated deficit)(12,794)(10,485)

Accumulated other comprehensive loss(3,407)(2,985)

Total Stockholders’ Equity 1,046,482 855,069

Total Liabilities and Stockholders’ Equity $ 2,022,371 $ 1,845,147

Consolidated Statement of Operations COMMERCIAL REAL ESTATE FINANCE, INC. (“ ARI”)

Three months ended

March 31, 2015 March 31, 2014

Net interest income:

Interest income from securities $ 8,287 $ 2,419

Interest income from securities, held to maturity 3,045 -

Interest income from commercial mortgage loans 10,094 4,011

Interest income from subordinate loans 18,610 14,730

Interest expense(11,482)(1,757)

Net interest income 28,554 19,403

Operating expenses:

General and administrative expenses (includes $1,117 and $426 of equity-based compensation in 2015 and 2014, respectively)(2,355)(1,442)

Management fees to related party(3,341)(2,565)

Total operating expenses(5,696)(4,007)

Interest income from cash balances 11 -

Realized loss on sale of securities(443) -

Unrealized gain on securities 3,409 2,184

Foreign currency gain 2,722 -

Loss on derivative instruments(3,044) -

Net income $ 25,513 $ 17,580

Preferred dividends(1,860)(1,860)

Net income available to common stockholders $ 23,653 $ 15,720

Basic and diluted net income per share of common stock $ 0.47 $ 0.42

Basic weighted average shares of common stock outstanding 49,563,822 37,122,842

Diluted weighted average shares of common stock outstanding 50,171,687 37,341,050

Dividend declared per share of common stock $ 0.44 $ 0.40

Reconciliation of Operating Earnings to Net Income COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

Three Months Ended

Earnings Per Share Earnings Per Share

March 31, 2015(Diluted) March 31, 2014(Diluted)

Operating Earnings:

Net income available to common stockholders $ 23,653 $ 0.47 $ 15,720 $ 0.42

Adjustments:

Unrealized gain on securities(3,409)(0.07)(2,184)(0.06)

Unrealized loss on derivative instruments 3,044 0.06 —

Equity-based compensation expense 1,117 0.02 426 0.01

Foreign currency gain(2,722)(0.05) —

Amortization of convertible senior notes related to equity reclassification 539 0.01 29 -

Total adjustments:(1,431)(0.03)(1,729)(0.05)

Operating Earnings $ 22,222 $ 0.44 $ 13,991 $ 0.37

Basic weighted average shares of common stock outstanding 49,563,822 37,122,842

Diluted weighted average shares of common stock outstanding 50,171,687 37,341,050

APOLLO
COMMERCIAL REAL ESTATE FINANCE, INC. ("ARI")

Financial Metrics – Quarterly Migration Summary

Financial Metrics ($ in thousands, except per share data)	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Net Interest Income	$ 28,554	$ 27,049	$ 26,570	$ 23,784	$ 19,403
Management Fee	3,341	3,236	3,193	2,966	2,565
General and Administrative Costs	1,238	1,315	1,126	1,117	1,016
Non-Cash Stock Based Compensation	1,117	481	308	362	426
Net Income Available to Common Stockholders	$ 23,653	$ 20,182	$ 17,299	$ 22,098	$ 15,720
GAAP Diluted EPS	$ 0.47	$ 0.43	$ 0.37	$ 0.51	$ 0.42
Operating Earnings(1)	$ 22,222	$ 21,179	$ 20,768	$ 18,045	$ 13,991
Operating EPS(1)	$ 0.44	$ 0.45	$ 0.44	$ 0.42	$ 0.37
Distributions Declared to Common Stockholders	$ 0.44	$ 0.40	$ 0.40	$ 0.40	$ 0.40
GAAP Book Value per Share of Common Stock	$ 16.44	$ 16.39	$ 16.42	$ 16.30	$ 16.21
Total Stockholders' Equity	$ 1,046,482	$ 855,069	$ 855,686	$ 849,998	$ 687,912
Diluted weighted average shares of common stock outstanding	50,171,687	47,085,617	47,068,929	43,099,354	37,341,050
Return on Common Equity Based on Operating Earnings(2)	10.9%	11.0%	10.8%	10.6%	9.4%

(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) (ii) any unrealized gains or losses or other non-cash items included in net income (iii) unrealized income from unconsolidated joint venture; (iv) foreign currency gains or losses; and (v) the non-cash amortization expense related to the reclassification of a portion of the senior convertible notes to stockholders' equity in accordance with GAAP. Please see slide 17 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

(2) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders' equity for the period.

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